UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 30, 2009

Date of Report (Date of earliest event reported)

SERVICE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-24935	04-3430806
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Main Street, Medway, Massachusetts	02053
(Address of principal executive offices)	(Zip Code)

1-888-578-7282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 30, 2009, Service Bancorp, Inc. issued a press release announcing its earnings for the quarter and six months ended December 31, 2008. A copy of that release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 8.01	Other Events.

The press release included as Exhibit 99.1 to this Form 8-K contains information regarding the merger contemplated by the Agreement and Plan of Merger, dated as of December 8, 2008, by and among Middlesex Savings Bank, Strata Bank, Service Bancorp, Inc. and Service Bancorp, M.H.C. Such information is furnished under this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Shell Company Transactions.

Not applicable

(d) Exhibits.

99.1	Press Release dated January 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE BANCORP, INC.

By:	/s/ Mark L. Abbate
Mark L. Abbate
Executive Vice President and Chief Financial Officer

Date: January 30, 2009

EXHIBIT INDEX

99.1	Press Release, dated January 30, 2009